                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): October 16, 2003

                            HUDSON CITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-26001                           22-3640393
 (State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
        of in Company)

                              WEST 80 CENTURY ROAD
                            PARAMUS, NEW JERSEY 07652
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 967-1900

                                 NOT APPLICABLE
          (Former name or former address, if changed since 1st report)

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ITEMS 1, 2, 3, 4, 6, 8, 9, 10, AND 11.          NOT APPLICABLE.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

On October 16, 2003, the Board of Directors of Hudson City Savings Bank, the banking subsidiary of Hudson City Bancorp, Inc., authorized the filing of an application with the Office of Thrift Supervision to convert to a federally chartered savings bank. A copy of the press release is attached as Exhibit 99.1 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

             EXHIBIT NO.            DESCRIPTION
             -----------            -----------
                99.1                Press release, dated October 16, 2003,
                                    announcing third quarter financial results
                                    for the period ended September 30, 2003 and
                                    authorization by the Board of Directors of
                                    the banking subsidiary to file an
                                    application with the Office of Thrift
                                    Supervision to convert to a federally
                                    chartered savings bank.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 16, 2003, Hudson City Bancorp, Inc. (the "Company"), the holding company for Hudson City Savings Bank, issued a press release announcing third quarter financial results for the period ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Report.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HUDSON CITY BANCORP, INC.

                                    By:  /s/ Ronald E. Hermance, Jr.
                                         -------------------------------------
                                         Ronald E. Hermance, Jr.
                                         President and Chief Executive Officer

Dated:  October 20, 2003

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                                  EXHIBIT INDEX

             EXHIBIT NO.            DESCRIPTION
             -----------            -----------
                99.1                Press release, dated October 16, 2003,
                                    announcing third quarter financial results
                                    for the period ended September 30, 2003 and
                                    authorization by the Board of Directors of
                                    the banking subsidiary to file an
                                    application with the Office of Thrift
                                    Supervision to convert to a federally
                                    chartered savings bank.